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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 30, 1996

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of July 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-S16)



                Residential Funding Mortgage Securities I, Inc.
        --------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                333-4846         75-2006294
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        (STATE OR OTHER JURISDICTION   (COMMISSION)    (I.R.S. EMPLOYER
        OF INCORPORATION)               FILE NUMBER)  IDENTIFICATION NO.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN          55437
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


Registrant's telephone number, including area code (612) 832-7000


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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2
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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                         Sequentially
Exhibit                                                  Numbered
Number                                                   Exhibit
- -------
                                                         Page
                                                         -----------


10.1      Pooling and Servicing Agreement, dated            004
          as of July 1, 1996 among Residential
          Funding Mortgage Securities I, Inc.,
          as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as Trustee.

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.



                                    By: /s/ Diane S. Wold
                                        -------------------------
                                    Name:   Diane S. Wold
                                    Title:  Vice President


Dated:  July 30, 1996

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